SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT


             Pursuant to Section 13 and 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (date of earliest event reported): February 10, 1997


                     PetHealth Systems, Inc.
------------------------------------------------------------------
      (Exact Name of Registrant as Specified in its Charter)

     Colorado                   33-25253          93-0969365
-------------------------     ------------      ------------------
(State or other               (Commission       (I.R.S. Employer
jurisdiction of                File No.)        Identification No.)
incorporation)

444 Madison Avenue, Suite 1710
New York, New York                                10022
-----------------------------------------       ------------------
(Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code: (212) 750-7878


               Triangle Inc.
               830 Northeast Loop 410, Suite 305B
               San Antonio, TX  78209
------------------------------------------------------------------
       (Former Name, Former Address or Former Fiscal Year,
                   if Changed From Last Report)

Item 1.  Change in Control of Registrant.

     (a) On February 10, 1997 the registrant filed Articles of Share Exchange with the Colorado Secretary of State, reflecting a change in control of the registrant pursuant to the consummation, as of February 10, 1997, of the Agreement and Plan of Share Exchange ("Agreement") between the registrant and PetCare, Inc. dated January 29, 1997.

     Pursuant to the Agreement, (I) the registrant has issued 600,000,000 shares of Common Stock to five individuals in exchange for all of the outstanding stock of PetCare, Inc. owned by such persons (see subparagraph (b) below); (ii) all outstanding shares of Common Stock (including the 600,000,000 newly issued shares) have been subjected to a 1 for 200 reverse stock split (to take effect as of Monday February 23, 1997, such that as of such date 3,285,030 shares shall be issued and outstanding); (iii) as of February 7, 1997 the directors and officers of the registrant elected the following persons to the board of directors and to serve as officers, and the former directors and officers resigned their positions:

          Name                     Position
          Ted A. Sprinkle, Jr.     President and the Chief
                                   Executive Officer, Director

          Kenneth J. Rotondo       Executive Vice President,
                                   Chief Operating Officer, Secretary,
                                   Treasurer, Chief Financial Officer, Director

          Joseph J. Messina        Director

          Martin I. Saposnick      Director

(iv) the name of the registrant was changed to PetHealth Systems, Inc.; and (v) the registrant may change its legal domicile from Colorado to Delaware at a subsequent date.

     Pursuant to the closing of the Agreement, PetCare, Inc. (which shall change its name to PetHealth Management, Inc.) has become a wholly-owned subsidiary of the registrant, and the business of the registrant shall be the acquisition and operation of companion pet veterinarian hospitals and related business activities.

     The five individuals to whom the registrant issued 3,000,000 (post reverse split) shares of Common Stock had acquired the shares of PetCare, Inc. which were exchanged for such 3,000,000 shares of the registrant, for a total of $3,000 cash (their personal funds).

     (b) The number of issued and outstanding shares of Common Stock of the registrant, and the percentage of the total of the outstanding shares, owned by (I) each officer and director of the registrant, (ii) each person known to the registrant to own 5% or more of the total issued and outstanding shares of Common Stock of the registrant, and (iii) the officers and directors of the registrant as a group, are stated below. All numbers are stated as if the 1 for 200 reverse stock split (approved by the shareholders of the registrant on February 7, 1997) had taken effect as of the date of filing this Form 8-K Report (such reverse split shall take effect on Monday February 23, 1997).

                                                Amount and
                            Name and             Nature of     Percent
                           Address of            Beneficial       of
Title of Class            Beneficial Owner       Ownership      Class
Common, no par     Ted A. Sprinkle, Jr.*               700,000            21.3%
                   444 Madison Ave.                     direct
                   Suite 1710
                   New York, New York 10022

         "         Joseph J. Messina*                  700,000            21.3%
                   444 Madison Ave.                     direct
                   Suite 1710
                   New York, New York 10022

         "         Martin I. Saposnick*                700,000            21.3%
                   444 Madison Ave.                     direct
                   Suite 1710
                   New York, New York 10022

         "         Kenneth J. Rotondo*                 700,000            21.3%
                   444 Madison Ave.                     direct
                   Suite 1710
                   New York, New York 10022

         "         Thomas LeVine                       200,000             6.0%
                   444 Madison Ave.                     direct
                   Suite 1710
                   New York, New York 10022

         "         Officers and directors
                    as group (4 persons)     2,800,000      85.2%
_________________________
     *  Officer and/or director

     All of the 3,000,000 shares are subject to escrow until closing of the registrant's acquisition of the first veterinarian hospital.

Item 2.  Acquisition or Disposition of Assets.

     As described under Item 1, the registrant has acquired PetCare, Inc. as a wholly-owned subsidiary. The only assets of PetCare, Inc. acquired in connection with the transaction consist of minimal cash and the rights (under separate letters of intent) to acquire two companion pet veterinarian hospitals in upstate New York (one is presently owned by Dr. Rotondo, an officer and director of the registrant). As of the date of this Form 8-K Report, the terms for such acquisitions (amounts of cash, securities, and assumption of indebtedness) have not been finalized as between the registrant and the sellers of the two hospitals.

Item 7.  Financial Statements and Exhibits.

     (a) and (b) Financial statements of the acquired company PetCare, Inc., and pro forma financial information, will be filed by amendment to this Form 8-K Report before April 27 (i.e., the expiration of 60 days from the date this initial Form 8-K Report was required to be filed).

     (c)  Exhibits.

     The Agreement and Plan of Share Exchange was previously filed as exhibit to original Form 8-K Report. The original filing mis-stated the date as January 29, 1996 whereas the correct date is January 29, 1997 and the date on the Agreement has been changed in conformity therewith.

                         TRIANGLE, INC.

                 (A DEVELOPMENT STAGE COMPANY)







                         AUDIT REPORTS

                   December 31, 1996 and 1995
























                    Janet Loss, C.P.A., P.C.
                  Certified Public Accountant
              9101 East Kenyon Avenue, Suite 2000
                     Denver, Colorado 80237

                         TRIANGLE, INC.

                 (A DEVELOPMENT STAGE COMPANY)


                  Index to Financial Statements



Independent Auditor's Report . . . . . . . . . . . . .F-7

Financial Statements:

     Balance Sheets. . . . . . . . . . . . . . . . . .F-8

     Statements of Operations. . . . . . . . . . . . .F-9

     Statements of Stockholders' Equity (Deficit). . .F-10

     Statements of Cash Flows. . . . . . . . . . . . .F-11

     Notes to Financial Statements . . . . . . . .F-12 to F-14

                     Janet Loss, C.P.A., P.C.
                   Certified Public Accountant
               9101 East Kenyon Avenue, Suite 2000
                      Denver, Colorado 80237



Board of Directors
Triangle, Inc.
(A Development Stage Company)

I have audited the accompanying balance sheets of Triangle, Inc. (a development stage company)as of December 31, 1996 and 1995, and the related statements of operations, shareholders' equity (deficit) and cash flows for the years ended December 31, 1996 and 1995. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triangle, Inc. (a development stage company) as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years ended December 31, 1996 and 1995.



/s/ Janet Loss, C.P.A.
Janet Loss, C.P.A., P.C.

April 2, 1997

                            TRIANGLE, INC.

                    (A DEVELOPMENT STAGE COMPANY)

                            BALANCE SHEETS

                      December 31, 1996 and 1995


                                            1996          1995

                                ASSETS

CURRENT ASSETS:
     Cash in checking                   $         0    $      136

     TOTAL ASSETS                       $         0    $        136



            LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT  LIABILITIES:
     Accounts payable                    $     4,307   $   10,840

     TOTAL LIABILITIES                         4,307        10,840

STOCKHOLDERS' (DEFICIT):
     Preferred Stock, $.10 par value,
     100,000,000 shares authorized,
     none issued                                    -           -


     Common Stock, Class A no par value,
     800,000,000 shares authorized,
     57,006,090 and 56,643,090 shares
     issued and outstanding                   216,954     213,324

     Deficit accumulated during
     development stage                       (221,261)    (224,028)

     TOTAL STOCKHOLDERS' (DEFICIT)            (4,307)     (10,704)

TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY (DEFICIT)        $       0   $        136






The accompanying notes are an integral part of the financial statements.


                         TRIANGLE, INC.

                    (A DEVELOPMENT STAGE COMPANY)

                       STATEMENTS OF OPERATIONS

            For the Years Ended December 31, 1996 and 1995
                                 and
        From December 8, 1991 (Inception) to December 31, 1996

                                                       December
                                                  8,1991
                         Year Ended     Year Ended     (Inception) to
                         December 31,   December 31,   December 31,
                              1996         1995             1996


Revenues                  $       -     $        -     $         -

OPERATING EXPENSES:
  Legal and accounting      2,975            6,395          55,013
  Filing and transfer fees  1,649              250           8,510
  Public relations              -              -                 14,414
  Other                    64                  208               34,899

  TOTAL OPERATING EXPENSES  4,688            6,853              112,836

NET (LOSS) BEFORE
OTHER INCOME (EXPENSES)    (4,688)          (6,853)            (112,836)

OTHER INCOME AND (EXPENSES):
   Writeoff of advances
   recision of merger (Note 6)    -             -              (119,110)

   Forgiveness of debt        7,455             -                 7,455

   Interest income                -             -                 3,230

   TOTAL OTHER INCOME
     (EXPENSES)              7,455            -           (108,425)
NET INCOME (LOSS)         $  2,767      $   (6,853)    $  (221,261)

NET (LOSS) PER
     COMMON SHARE     $       *         $        *     $        *

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING  56,956,173       56,351,967

* less than $.01 net loss per share

The accompanying notes are an integral part of the financial statements.

                            TRIANGLE, INC.
                     (A DEVELOPMENT STAGE COMPANY)
               STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
            For the Years Ended December 31, 1996 and 1995
                          Common Stock
                                         Deficit
                                         Accumulated Total
                     Number              During      Stockholders'
                     of                  Development Equity
                     Shares     Amount   Stage       (Deficit)
Balance,
January 1, 1995      56,063,090 $207,524 $(217,175)  $(9,651)

Issuance of stock to
officer for cash,
January 1995
($.01 per share)         20,000      200     --          200

Issuance of stock to
officer for cash,
April 1995
($.01 per share)        200,000      2,000       --        2,000

Issuance of stock to
officer for cash,
($.01 per share)        60,000        600       --            600

Issuance of stock to
officer for cash,
September 1995
($.01 per share)       300,000    3,000        --       3,000

Net (loss) for the year
ended December 31, 1995                 --         --      (6,853)      (6,853)

Balances,
December 31, 1995    56,643,090 $213,324 $(224,028)  $(10,704)

Issuance of stock
to officer for cash,
January 1996
($.01 per share)        100,000       1,000           --       1,000

Issuance of stock to
officer for cash,
February 1996 ($.01
per share)              260,000    2,600        --      2,600

Issuance of stock to
officer for cash,
December 1996 ($.01
per share)                3,000       30         --        30

Net Income for the
year ended December
31, 1996                                --         --        2,767       2,767

Balance,
December 31, 1996    57,006,090 $216,954 $(221,261)  $(4,307)
The accompanying notes are an integral part of the financial statements.

                            TRIANGLE, INC.

                 (A DEVELOPMENT STAGE COMPANY)

                   STATEMENTS OF CASH FLOWS

            For the Years Ended December 31, 1996 and 1995

                                                              December 8,1991
                                  Year Ended    Year Ended     (Inception) to
                                  December 31,  December 31,   December 31,
                                   1996               1995            1996


CASH FLOWS FROM OPERATING ACTIVITIES:

     Net Income (Loss)             $   2,767     $     (6,853)  $  (221,261)

     Adjustments to reconcile
     net (loss) to net cash used
     by operating activities:

        Amortization                       -                -            750

        Stock issued for
        Services/expenses                  -                -         26,425

     Changes in operating assets
     and liabilities:

        Increase (decrease) in
        accounts payable              (6,533)           1,073          4,307


NET CASH (USED) BY
OPERATING ACTIVITIES                  (3,766)          (5,780)      (189,779)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Organization costs                    -                -           (750)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from issuance
     of common stock                   3,630            5,800        251,964

     Proceeds from issuance
     of Class B common stock               -                -         10,000

     Deferred offering costs               -                -        (71,435)

NET CASH PROVIDED BY
FINANCING ACTIVITIES                   3,630            5,800        190,529


NET INCREASE (DECREASE) IN CASH         (136)              20              0

CASH, BEGINNING OF PERIOD         $      136      $       116      $       0


CASH, END OF PERIOD               $        0      $       136      $       0

The accompanying notes are an integral part of the financial statements.





                         TRIANGLE, INC.

                 (A DEVELOPMENT STAGE COMPANY)

                 NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

Triangle, Inc. (the Company) is a development stage organization formed under the laws of the State of Colorado on December 8, 1981. Since inception, the company has been inactive except for recent organizational and initial financing efforts. The Company's fiscal year end is December 31, and there was no activity prior to the year ended December 31, 1988.

   Accounting Method
   The Company records income and expenses on the accrual method.

    Organization Costs
   Costs incurred in organizing the Company are being amortized over a sixty-month period.

   Deferred Offering Costs
   The Company incurred costs in connection with its public offering. When the offering of the Company's stock was successful in April of 1989, these costs were charged as a reduction of the proceeds of the offering.

NOTE 2 - RELATED PARTY TRANSACTIONS

The Company maintains its offices in space provided by the Company's president pursuant to an oral agreement on a rent-free basis with reimbursement for out-of-pocket expenses, such as telephone.

During the year ended December 31, 1988, the Company's president advanced $20,157 on an unsecured, interest-free basis to provide funds for efforts related to the public offering and for operating needs. These advances were repaid from the offering proceeds in April of 1989.

In 1997, the Company has received advances of monies for its operating expenses from a related company, Ameristar Group
Incorporated. The company ("Ameristar") also serves as a consultant to Pet Health Systems, Inc. (formerly Triangle, Inc.). This agreement shall be in effect until June 30, 1997, at which time the parties will determine if this agreement is to be extended or modified.

NOTE 3 - CAPITALIZATION

In December of 1981, the Company authorized 50,000 shares of no par value common stock. In March of 1988, the Company amended and restated its certificate of incorporation to authorize 800,000,000 shares of no par value common stock and 100,000,000 shares of $.10 par value preferred stock. No preferred stock is issued or outstanding as of December 31, 1996.

                            TRIANGLE, INC.

                     (A DEVELOPMENT STAGE COMPANY)

                     NOTES TO FINANCIAL STATEMENTS


NOTE 4 - INCENTIVE STOCK OPTION PLAN

Effective March 3, 1988, the Company adopted an incentive stock option plan for company executives and key employees. The Company has reserved 10,000,000 common shares for issuance pursuant to the plan. The plan provides that no option may be granted at an exercise price less than the fair market value of the common shares of the Company on the date of grant and no option can have a term in excess of ten years. To date, no options have been granted pursuant to the plan.

NOTE 5 - CLASS B COMMON STOCK

In April of 1989, the Company sold 1,000,000 shares of no par value Class B common stock at $.01 per share to a founder, a company wholly-owned by a founder and an entity and an individual related to a founder. The Class B common stock has no voting rights or preemptive rights, is not redeemable or assessable and is not entitled to the benefit of any sinking fund or antidilution provisions. Further, the Class B common stock is not entitled to the payment of dividends and does not participate in any distributions upon liquidation, whether voluntary or involuntary, of the Company.

In September of 1989, the Class B common stock was converted into common stock at a rate of fifteen shares of common stock for each share of Class B common stock surrendered for conversion. The conversion occurred subsequent to the consummation of the acquisition of Enterprise Car Rental by the Company and prior to the recision of that merger (Note 6).

NOTE 6 - MERGER AND RELATED RECISION

In August of 1989, the Company consummated an exchange transaction pursuant to which Triangle acquired all of the outstanding shares of Enterprise Car Rental, Ltd. d.b.a. Wheels International Rent A Car ("Wheels") in exchange for 326,500,800 shares of no par value common stock. In conjunction with the merger, Triangle advanced $119,110 to Wheels. Effective September 30, 1989, Triangle and Wheels consummated a Compromise and Settlement Agreement pursuant to which the merger was reversed. Wheel's shareholders returned all but 10,000,000 common shares to Triangle in exchange for their original shares of Wheels to indemnify and hold harmless Triangle from actions by third parties to Wheels and to secure performance of obligations of Wheels to cooperate in any legal actions undertaken by Triangle against third parties of Wheels.

The stockholders' (deficit) in the accompanying financial statements has been reported as if the merger had not taken place. The 10,000,000 common shares not returned are recorded as issued in October of 1989 for no consideration. The advances to Wheels of $119,110 were written off at December 31, 1989. Management does not



                           TRIANGLE, INC.

                     (A DEVELOPMENT STAGE COMPANY)

                     NOTES TO FINANCIAL STATEMENTS

NOTE 6 - CONTINUED

anticipate any further contingencies associated with this failed merger, however, there is no assurance that there will be no further contingencies.

NOTE 7 - SUBSEQUENT EVENTS

On January 29, 1997, an Agreement and Plan of Share Exchange ("Agreement") was entered into by and between the Company and (I) PetCare, Inc., a Delaware corporation and (ii) the PetCare shareholders. Under the terms of this Agreement, Triangle, Inc. acquired all of the 3,000,000 issued and outstanding shares of common stock of PetCare, Inc. in exchange for 600,000,000 shares of the common stock of Triangle, Inc. It is intended that this transaction shall be a tax-free exchange of shares. The Triangle, Inc. shares are voting shares, are restricted from transfer without registration under the Securities Act of 1933, as amended, and are subject to escrow until PetCare completes the acquisition of its first veterinary hospital.

Also, under the terms of the Agreement, certain conditions precedent were met by Triangle, Inc., which included among other items, a 1-for-200 reverse stock split of its common stock on February 23, 1997.

NOTE 8 - NAME CHANGED

The corporate name has been changed from Triangle, Inc. to PetHealth Systems, Inc. effective February 10, 1997.








                          PETCARE, INC.

                  (A Development Stage Company)






                           AUDIT REPORT

                        December 31, 1996


























                     Janet Loss, C.P.A., P.C.
                   Certified Public Accountant
               9101 East Kenyon Avenue, Suite 2000
                      Denver, Colorado 80237










                          PETCARE, INC.

                  (A Development Stage Company)

                 INDEX TO FINANCIAL STATEMENTS



ITEM                                                         PAGE

Independent Auditor's Report . . . . . . . . . . . . . . . . F-17

Financial Statements:

   Balance Sheet . . . . . . . . . . . . . . . . . . . . . . F-18

   Statement of Operations and
   Retained Deficit. . . . . . . . . . . . . . . . . . . . . F-19

   Statement of Cash Flows . . . . . . . . . . . . . . . . . F-20

   Notes to Financial Statements . . . . . . . . . . . . . . F-21

                     Janet Loss, C.P.A., P.C.
                   Certified Public Accountant
               9101 East Kenyon Avenue, Suite 2000
                      Denver, Colorado 80237




Board of Directors
PetCare, Inc.
(A Development Stage Company)

I have audited the accompanying balance sheet of PetCare, Inc. (a development stage company) as of December 31, 1996, and the related statements of operations and retained deficit and cash flows for the year ended December 31, 1996. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present, in all material respects, the financial position of PetCare, Inc. (a development stage company) as of December 31, 1996, and the results of its operations and its cash flows for the year ended December 31, 1996.





Janet Loss, C.P.A., P.C.

April 18, 1997

                          PETCARE, INC.

                  (A Development Stage Company)

                          BALANCE SHEET

                        December 31, 1996

                              ASSETS

                                                     December 31,
                                                         1996

OTHER ASSETS:
  Organization costs,
     net of amortization$                                    488

     TOTAL ASSETS                                     $      488

               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:                                  $        0

STOCKHOLDERS' EQUITY:
  Common stock, $.001 par value,
  3,000,000 shares authorized,
  3,000,000 issued and outstanding                 $    3,000

  Paid-in-Capital                                            400

  Retained Deficit                                        (2,912)

  TOTAL STOCKHOLDERS' EQUITY                          $      488

     TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY                           $      488













See accompanying notes to the financial statements.

                         PETCARE, INC.

                 (A Development Stage Company)

         STATEMENT OF OPERATIONS AND RETAINED (DEFICIT)

For the Period November 20, 1996 (Inception) to December 31, 1996


                                                    Period Ended
                                                     December 31,
                                                        1996

REVENUES:                                              $       0

OPERATING EXPENSES:
  Amortization expense                                        12
  Consulting fees                                          2,900

  TOTAL OPERATING EXPENSES                                 2,912

NET (LOSS)                                            $   (2,912)

RETAINED DEFICIT                                      $   (2,912)

























See accompanying notes to the financial statements.

                          PETCARE, INC.

                  (A Development Stage Company)


                     STATEMENT OF CASH FLOWS

For the Period November 20, 1996 (Inception) to December 31, 1996


                                                November 20, 1996
                                                  (Inception) to
                                                December 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES:

  Net (loss)                                           $  (2,912)

  Adjustments to reconcile net (loss)
  to net cash used by operating activities:

     Amortization                                             12

  Stock issued for services/expenses                       3,400

     NET CASH PROVIDED BY OPERATING ACTIVITIES               500

CASH FLOWS FROM INVESTING ACTIVITIES:

  Organization costs                                        (500)

       NET CASH USED BY INVESTING ACTIVITIES                (500)

NET INCREASE (DECREASE) IN CASH                        $       0

CASH, BEGINNING OF PERIOD                                      0

CASH, END OF PERIOD                                    $       0










The accompanying notes are an integral part of the financial statements.

                          PETCARE, INC.

                  (A Development Stage Company)

                  NOTES TO FINANCIAL STATEMENTS



NOTE 1 - PRESENTATION AND HISTORY
PetCare, Inc. (the "Company") was incorporated under the laws of the State of Delaware on November, 20, 1996. The Company's purpose is to acquire and manage veterinary hospitals.

NOTE 2 - SIGNIFICANT EVENTS
The Company signed two Letters of Intent and Confidentiality in December, 1996 to acquire the operation of two (2) veterinary hospitals in exchange for stock, cash and the issuance of notes. The purchase prices of the hospitals have not been agreed upon between the parties as of December, 31, 1996.

NOTE 3 - SUBSEQUENT EVENTS
The Company amended its certificate of incorporation and changed its name to PetHealth Systems, Inc. on January 28, 1997.

On January 29, 1997, an Agreement and Plan of Share Exchange ("Agreement") was entered into by and between the Company and (i) Triangle, Inc., a Colorado corporation and (ii) shareholders of the Company. Under the terms of this Agreement, Triangle, Inc. acquired all of the 3,000,000 issued and outstanding shares of common stock of the Company in exchange for 600,000,000 shares of the common stock of Triangle, Inc. It is intended that this transaction shall be a tax-free exchange of shares. The Triangle, Inc. shares are voting shares, are restricted from transfer without registration under the Securities Act of 1933, as amended, and are subject to escrow until the Company completes the acquisition of its first veterinary hospital.

Also, under the terms of the Agreement, certain conditions precedent were met by Triangle, Inc., which included among other items, a 1-for-200 reverse stock split of its common stock effective as of February 24, 1997.

                          TRIANGLE, INC.

                               AND

                            SUBSIDIARY

                  (A Development Stage Company)







                       FINANCIAL STATEMENT

                    TRIANGLE, INC. AND SUBSIDIARY

                 CONSOLIDATED PROFORMA BALANCE SHEET

                          December 31, 1996

                  TRIANGLE     PETCARE      PROFORMA
                     INC.         INC.      ADJUSTMENTS      AS ADJUSTED
ASSETS

CURRENT ASSETS:
Cash in Checking    $     0        $         0     $       0

OTHER ASSETS:
Organization Costs       0                488             488  (1)(3,400)

Investment in
PetCare, Inc.                                      (1)  2,912          (488)

TOTAL ASSETS        $     0          $       488      $        0


LIABILITIES AND STOCKHOLDERS'EQUITY (DEFICIT)

CURRENT  LIABILITIES:
Accounts payable      $ 4,307   $         0      $     4,307

TOTAL LIABILITIES          4,307                         4,307

STOCKHOLDERS' (DEFICIT):
Preferred Stock, $.10 par
value, 100,000,000 shares
authorized, none issued            -           -

Common Stock, Class A no par
value, 800,000,000 shares
authorized, 57,006,090 and
56,643,090 shares issued and
outstanding           216,954       3,000    (1)  3,000         216,954

Paid-In-Capital              400  (1)    400            0

Deficit accumulated during
development stage          (221,261)      (2,912)       (2,912)     (221,261)

TOTAL STOCKHOLDERS' (DEFICIT)
                        (4,307)           488                      (4,307)

TOTAL LIABILITIES AND
STOCKHOLDERS' (DEFICIT)  $         0   $       488    $         0  $         0


(1) Triangle, Inc. Acquired all of the 3,000,000 issued and outstanding shares of PetCare, Inc. in exchange for 600,000,000 shares of (no par value) common stock Triangle, Inc.



                   TRIANGLE, INC. AND SUBSIDIARY

            CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS

                 For the Year Ended December 31, 1996

                 TRIANGLE     PETCARE        PROFORMA
                     INC.         INC.      ADJUSTMENTS      AS ADJUSTED

REVENUES:        $         -  $         -

OPERATING EXPENSES:
   Amortization Expense        -            12           12
   Legal and Accounting      2,975             -      2,975
   Filing and Transfer Fees  1,649             -         1,649
   Consulting Fees         2,900       2,900
   Other Expenses                 64          -          64

TOTAL OPERATING EXPENSES      4,688      2,912          7,600

NET (LOSS) BEFORE OTHER
  INCOME (EXPENSES)      (4,688)      (2,912)        (7,600)

OTHER INCOME AND EXPENSES:
   Forgiveness of Debt         7,455            -       7,455

NET INCOME (LOSS)        $     2,767   $   (2,912) $      (145)

NET (LOSS) PER COMMON SHARE$      *  $         *   $         *

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING  56,956,173     3,000,000     56,956,173


* Less than $.01 net loss per share

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, duly authorized, in New York, New York, on February 17, 1997.

PetHealth Systems, Inc.

s/ Ted A. Sprinkle, Jr.
   Ted A. Sprinkle, Jr., President
   and Chief Executive Officer